UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2012

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA		15701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 24, 2012 First Commonwealth Financial Corporation (“the Company”) issued a press release announcing financial results for the three month period ended March 31, 2012. A copy of this press release and the related earnings tables are furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 7.01 REGULATION FD DISCLOSURE

On April 24, 2012, the Company declared a cash dividend of $0.05 per share of the Company’s common stock. This dividend represents a $0.02 per share increase over the previous quarter. The dividend declaration is included in the press release announcing financial results for the three month period ended March 31, 2012. A copy of this press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

99.1 Press Release announcing Financial Results for the Three Month Period Ended March 31, 2012 and Dividend Increase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2012

FIRST COMMONWEALTH FINANCIAL CORPORATION

	By:	/s/ Robert E. Rout
	Name:	Robert E. Rout
	Title:	Executive Vice President and
Chief Financial Officer